SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20349

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) : October 28, 2004

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100
Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition

On October 28, 2004, the AES Corporation issued a press release setting forth its third quarter financial results. A copy of the release is furnished as Exhibit 99.1 to this report.

Item 8.01:  Other Events

AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	Quarter Ended September 30,		Nine Months Ended September 30,
($ in millions, except per share amounts)	2004	2003	2004	2003

Revenues	$2,423	$2,231	$6,943	$6,134
Cost of sales	(1,692)	(1,555)	(4,884)	(4,345)

GROSS MARGIN	731	676	2,059	1,789

General and administrative expenses	(40)	(36)	(130)	(97)
Other operating expense, net	(10)	(5)	(5)	(29)
Asset impairment expense	—	(75)	—	(106)

OPERATING INCOME	681	560	1,924	1,557

Interest expense	(470)	(500)	(1,423)	(1,518)
Interest income	52	82	191	207
Other nonoperating (expense) income, net	(2)	12	(20)	112
Foreign currency transaction (losses) gains	(16)	(35)	(79)	154
Loss on sale of investments	—	—	(1)	—
Equity in earnings of affiliates	18	12	57	57

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	263	131	649	569

Income tax expense	(78)	(33)	(201)	(160)
Minority interest expense, net	(52)	(36)	(174)	(77)

INCOME FROM CONTINUING OPERATIONS	133	62	274	332

Income (loss) from operations of discontinued components (net of income tax benefit (expense) of $4, $(28), $8, and $0, respectively)	7	14	(48)	(290)

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	140	76	226	42

Cumulative effect of accounting change (net of income tax benefit of $1)	—	—	—	(2)
NET INCOME	$140	$76	$226	$40

DILUTED EARNINGS PER SHARE
Income from continuing operations	$0.20	$0.10	$0.42	$0.56
Discontinued operations	0.01	0.02	(0.07)	(0.49)
Cumulative effect of accounting change	—	—	—	—
Total	$0.21	$0.12	$0.35	$0.07

Diluted weighted average shares outstanding (in millions)	651	624	643	588

AES CORPORATION

SEGMENT INFORMATION

	Quarter Ended September 30,			Nine Months Ended September 30,
($ in millions)	2004	2003		2004	2003

BUSINESS SEGMENTS

REVENUES
Contract Generation	$906	$817		$2,642	$2,268
Competitive Supply	265	230		756	655
Large Utilities	938	908		2,590	2,388
Growth Distribution	314	276		955	823

Total revenues	$2,423	$2,231		$6,943	$6,134

GROSS MARGIN
Contract Generation	$372	$327		$1,057	$903
Competitive Supply	64	59		181	173
Large Utilities	234	244		635	572
Growth Distribution	61	46		186	141

Total gross margin	$731	$676		$2,059	$1,789

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
Contract Generation	$211	$103	*	$609	$414
Competitive Supply	47	37		140	148
Large Utilities	119	127		329	291
Growth Distribution	47	12		86	107
Corporate	(161)	(148)		(515)	(391)

Total income before income taxes and minority interest	$263	$131		$649	$569

GEOGRAPHIC SEGMENTS

REVENUES
North America	$586	$581		$1,666	$1,634
Caribbean	401	387		1,198	1,107
South America	1,022	907		2,810	2,378
Europe/Africa	235	218		748	663
Asia	179	138		521	352

Total revenues	$2,423	$2,231		$6,943	$6,134

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
North America	$146	$134		$387	$353
Caribbean	37	82		150	159
South America	150	64		303	276
Europe/Africa	38	(54	)*	143	31
Asia	53	53		181	141
Corporate	(161)	(148)		(515)	(391)

Total income before income taxes and minority interest	$263	$131		$649	$569

*       Includes a $76 million asset impairment charge.

AES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions, except per share amounts)	September 30, 2004	December 31, 2003

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,582	$1,737
Restricted cash	357	288
Short term investments	139	189
Accounts receivable, net of reserves of $253 and $291, respectively	1,317	1,211
Inventory	388	376
Receivable from affiliates	2	3
Deferred income taxes - current	159	136
Prepaid expenses	115	64
Other current assets	801	677
Current assets of held for sale and discontinued businesses	250	205
Total current assets	5,110	4,886

PROPERTY, PLANT AND EQUIPMENT
Land	748	733
Electric generation and distribution assets	21,969	21,076
Accumulated depreciation and amortization	(5,087)	(4,587)
Construction in progress	827	1,278
Property, plant and equipment, net	18,457	18,500

OTHER ASSETS
Deferred financing costs, net	486	430
Investment in and advances to affiliates	683	648
Debt service reserves and other deposits	598	617
Goodwill, net	1,376	1,378
Deferred income taxes - noncurrent	778	781
Long-term assets of held for sale and discontinued businesses	683	750
Other assets	1,785	1,976
Total other assets	6,389	6,580
TOTAL ASSETS	$29,956	$29,966

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$1,027	$1,225
Accrued interest	447	561
Accrued and other liabilities	1,372	1,156
Current liabilities of held for sale and discontinued businesses	769	699
Recourse debt-current portion	—	77
Non-recourse debt-current portion	1,778	2,769
Total current liabilities	5,393	6,487

LONG-TERM LIABILITIES
Recourse debt	5,470	5,862
Non-recourse debt	11,262	10,930
Deferred income taxes	1,122	1,113
Long-term liabilities of held for sale and discontinued businesses	19	94
Pension liabilities	900	947
Other long-term liabilities	3,134	3,083
Total long-term liabilities	21,907	22,029

Minority Interest, including discontinued businesses of $0 and $12, respectively	1,226	805

STOCKHOLDERS’ EQUITY
Common stock	6	6
Additional paid-in capital	5,497	5,737
Accumulated deficit	(877)	(1,103)
Accumulated other comprehensive loss	(3,196)	(3,995)
Total stockholders’ equity	1,430	645
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$29,956	$29,966

AES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
($ in millions)	2004	2003

OPERATING ACTIVITIES
Net income	$226	$40
Adjustments:
Depreciation and amortization — continuing and discontinued operations	609	581
Other non-cash charges	543	165
(Increase) decrease in working capital	(269)	300
Net cash provided by operating activities	1,109	1,086

INVESTING ACTIVITIES
Property additions and project development costs	(598)	(878)
Net proceeds from the sale of assets	64	707
Sale (purchase) of short-term investments	42	(25)
Affiliate advances and equity investments	6	—
(Increase) in restricted cash	(19)	(322)
(Increase) decrease in debt service reserves and other assets	(13)	108
Other investing	(4)	(16)
Net cash used in investing activities	(522)	(426)

FINANCING ACTIVITIES
(Repayments) under the revolving credit facilities, net	—	(228)
Issuance of non-recourse debt and other coupon bearing securities	1,980	4,120
Repayments of non-recourse debt and other coupon bearing securities	(2,565)	(4,200)
Payments for deferred financing costs	(81)	(106)
(Distributions to) contribution by minority interests, net	(79)	7
Proceeds from sale of common stock	7	335
Other financing	(3)	(2)
Net cash used in financing activities	(741)	(74)
Effect of exchange rate changes on cash	(9)	34
Total (decrease) increase in cash and cash equivalents	(163)	620
Decrease in cash and cash equivalents of discontinued operations and businesses held for sale	8	62
Cash and cash equivalents, beginning	1,737	792
Cash and cash equivalents, ending	$1,582	$1,474

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: October 28, 2004	By:	/s/ Vincent W. Mathis
		Name:	Vincent W. Mathis
		Title:	Assistant General Counsel

EXHIBIT INDEX

No.	Description
99.1	Press Release dated October 28, 2004